UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2015

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	26-1103816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Village Circle, Suite 100

Westlake, TX 76262

(Address of principal executive offices, including Zip Code)

(817) 961-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 14, 2015, Solera Holdings, Inc. (the “Company”) commenced the distribution of a confidential presentation to potential lenders and investors relating to the financing of the Company’s pending merger with an affiliate controlled by Vista Equity Partners. The Company is furnishing certain information included in the confidential presentation so that this information will be disclosed pursuant to Regulation FD.

Risk Management Solutions (“RMS”), Service Maintenance Repair (“SMR”) and Customer Retention Management (“CRM”) represented 58%, 14% and 28%, respectively, of the Company’s revenue for the fiscal year ended June 30, 2015 (“Fiscal Year 2015”). The Company estimates that the total addressable markets (“TAM”) for RMS, SMR and CRM is approximately $11 billion, $8 billion and $10 billion, respectively.

For the RMS business by solution, claims and property represented 98% and 2%, respectively, of the Company’s RMS revenue for Fiscal Year 2015. For the RMS business by geography, EMEA and the Americas represented 63% and 37%, respectively, of the Company’s RMS revenue for Fiscal Year 2015. RMS revenue was $658 million, $619 million and $585 million for the fiscal years ended June 30, 2015, June 30, 2014 and June 30, 2013, respectively, representing a compound annual growth rate of approximately 6%. The Company estimates that the TAM for the claims and property portions of the RMS market is approximately $7 billion and $4 billion, respectively.

For the SMR business by solution, diagnostics and parts represented 61% and 39%, respectively, of the Company’s SMR revenue for Fiscal Year 2015. For the SMR business by geography, EMEA and the Americas represented 5% and 95%, respectively, of the Company’s SMR revenue for Fiscal Year 2015. SMR revenue was $160 million, $112 million and $53 million for the fiscal years ended June 30, 2015, June 30, 2014 and June 30, 2013, respectively, representing a compound annual growth rate of approximately 74%. The Company estimates that the TAM for the diagnostic and parts portions of the SMR market is approximately $3 billion and $5 billion, respectively.

For the CRM business by solution, owner, valuation and other customer retention management solutions represented 78%, 9% and 13%, respectively, of the Company’s CRM revenue for Fiscal Year 2015. For the CMR business by geography, EMEA and the Americas represented 37% and 63%, respectively, of the Company’s CRM revenue for Fiscal Year 2015. CRM revenue was $323 million, $256 million and $200 million for the fiscal years ended June 30, 2015, June 30, 2014 and June 30, 2013, respectively, representing a compound annual growth rate of 27%. The Company estimates that the TAM for the owner, valuation and other customer retention management solution portions of the CRM market is approximately $4 billion, $2 billion and $4 billion, respectively.

For the three months ended September 30, 2015 and the fiscal years ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012 and June 30, 2011, the Company’s organic growth rate on a constant currency basis was 7.3%, 6.4%, 4.4%, 3.8%, 4.9% and 5.6%, respectively, while the Company’s total growth rate on a constant currency basis was 21.9%, 22.6%, 16.8%, 8.5%, 17.4% and 8.1% for those periods, respectively. For the three months ended September 30, 2015 and the fiscal years ended June 30, 2015, June 30, 2014, June 30, 2013, June 30, 2012 and June 30, 2011, the Company’s non-RMS growth rate on a constant currency basis was 10.8%, 11.0%, 4.8%, 3.6%, 5.5% and 10.5%, respectively, while the Company’s RMS growth rate on a constant currency basis was 5.5%, 3.8%, 4.3%, 3.8%, 4.7% and 4.4% for those periods, respectively. The Company’s organic growth rate and RMS growth rate for the three months ended September 30, 2015 have been normalized to account for the one-time impact of the acquisition of the Insurance and Services Division of Pittsburgh Glass Works, LLC, which closed on July 29, 2014.

Revenue per claim (“RpC”) grew from $25.79 for the three months ended September 30, 2013 to $28.24 for the three months ended September 30, 2015 in the Company’s advanced markets. “Advanced markets” means markets where automated claims processing is widespread among industry participants and vehicle insurance is generally government-mandated, which markets include Western Europe. The Company defines RpC as the total revenue derived from vehicle collision claims in advanced markets divided by the number of such claims.

A reconciliation of the Company’s Pro Forma Adjusted EBITDA and Adjusted EBITDA to GAAP net income before taxes, the most directly comparable GAAP measure, is provided in the table below. The Company derived the historical financial data for the twelve months ended September 30, 2015 by adding the financial data for Fiscal Year 2015 to the financial data for the three months ended September 30, 2015 and subtracting the financial data for the three months ended September 30, 2014. The pro forma adjustments give effect to, among other things, the pending acquisition of the Company by an affiliate controlled by Vista Equity Partners.

(in millions)(unaudited)	Twelve Months Ended September 30, 2015

Net income before taxes	$40
Add: Depreciation and amortization	169
Add: Restructuring charges and impairments	5
Add: Acquisition and related costs	52
Add: Litigation related expenses	7
Add: Interest expense	142
Add: Other expense, net	4
Add: Share-based compensation	35

Adjusted EBITDA	$454

Pro Forma Adjustments:
Add: Ongoing 30/30 waste elimination (a)	$8
Add: Compensation adjustments (b)	11
Add: Annualized EBITDA of recently consummated acquisitions (c)	13
Add: Pro forma margin impact from recent acquisitions and planned restructuring initiatives (d)	23
Add: Public company cost savings (e)	41

Pro Forma Adjusted EBITDA	$551

(a)	Reflects routine integration, restructuring and operating 30/30’s distributed across global operations.
(b)	Reflects: (i) a special, one-time executive cash bonus to the Chief Executive Officer in lieu of other non-cash incentives in the amount of $10.0 million; (ii) allocation of defined benefit plan service costs of $1.7 million; (iii) the reverse adjustment of accrued incentive bonus typically used towards an event that was discontinued in Fiscal Year 2015 of` $(1.4) million; and (iv) a one-time consulting fee for an auditing special project of $1.0 million during the three months ended September 30, 2015.
(c)	Reflects an adjustment to include LTM EBITDA of the Company’s acquisitions completed since October 1, 2014 as if all of the acquisitions were completed on October 1, 2014.
(d)	Reflects additional margin enhancement through detailed costs savings associated with recent acquisitions completed since October 1, 2014 and planned restructuring initiatives.
(e)	Reflects anticipated cost savings related to: (i) an adjustment related to the elimination of certain public company governance costs of $14.6 million associated with Sarbanes-Oxley testing, investor relations, Securities and Exchange Commission legal and advisory fees, tax consulting and board expenses; (ii) cost reductions from organizational changes of $15.5 million, including scaling back of external reporting and compliance functions, streamlining shared services related to system implementation and integration of acquired companies and restructuring and centralizing regional management functions; and (iii) identified operation efficiencies including bank and legal consolidation and operating and investment savings.

The information furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/s/ Jason M. Brady
Date: December 14, 2015	Name:	Jason M. Brady
	Title:	Senior Vice President, General Counsel and Secretary

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